Exhibit 10.8
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
     This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“First Amendment”) is dated as of this 24th day of December, 2009 and is made by and between each of the parties named on Exhibit A hereto (each, individually, “Seller” and, collectively, “Sellers”), and CHATHAM LODGING TRUST, a Maryland real estate investment trust (“Purchaser”).
RECITALS
     A. Sellers and Purchaser have entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated as of November 16, 2009 (the “Agreement”).
     B. Sellers and Purchasers now desire to amend a provision of the Agreement.
     C. All capitalized terms used in this First Amendment and not otherwise defined shall have the meanings ascribed to such terms in Article I of the Agreement.
     NOW, THEREFORE, for valuable consideration, including the promises, covenants, representations and warranties hereinafter set forth, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally and equitably bound, agree as follows.
     1. In the third sentence of Section 4.4.1 of the Agreement, the words: “within three (3) days” are hereby deleted and the words: “by 5:00 pm EST on December 30, 2009” are substituted in lieu therefor.
     2. As amended hereby, the Agreement is hereby restated and reaffirmed.
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the 24th day of December, 2009.

SELLERS: RLJ BILLERICA HOTEL, L.L.C.
By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President

Exhibit 10.8
[Signatures continued on next page.]

RLJ BLOOMINGTON HOTEL, L.L.C.
By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President

RLJ BRENTWOOD HOTEL, L.L.C.
By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President

RLJ DALLAS HOTEL LIMITED PARTNERSHIP By: RLJ Dallas Hotel Gen-Par, L.L.C.
General Partner

By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.

RLJ FARMINGTON HOTEL, L.L.C.
By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President

RLJ MAITLAND HOTEL, L.L.C.
By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President

PURCHASER: CHATHAM LODGING TRUST
By:	/s/ Jeffrey H. Fisher
	Name:	Jeffrey H. Fisher
	Title:	Chief Executive Officer

EXHIBIT “A”
PROPERTIES AND SELLERS

PROPERTY
NUMBER	PROPERTY NAME AND ADDRESS	SELLER
1	Homewood Suites	RLJ Billerica Hotel, L.L.C.
35 Middlesex Turnpike
Billerica, Massachusetts 01821

2	Homewood Suites	RLJ Bloomington Hotel, L.L.C.
2261 Killebrew Drive
Bloomington, Minnesota 55425

3	Homewood Suites	RLJ Brentwood Hotel, L.L.C.
5107 Peter Taylor Park
Brentwood, Tennessee 37027

4	Homewood Suites	RLJ Dallas Hotel Limited Partnership
2747 North Stemmons Freeway
Dallas, Texas 75207

5	Homewood Suites	RLJ Farmington Hotel, L.L.C.
2 Farm Glen Boulevard
Farmington, Connecticut 06032

PROPERTY
NUMBER	PROPERTY NAME AND ADDRESS	SELLER
6	Homewood Suites	RLJ Maitland Hotel, L.L.C.
290 Southhall Lane
Maitland, Florida 32751

4